UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

Cipherloc Corporation

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

6836 Bee Caves Road

Building 1, Suite 279

Austin, TX 78746

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 772-4245

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As described in its Current Report on Form 8-K dated September 13, 2021, Cipherloc Corporation, a Texas corporation (the “Predecessor Registrant”), and its wholly owned subsidiary, Cipherloc Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of September 13, 2021 (the “Reincorporation Merger Agreement”), with the Company continuing as the surviving corporation (the “Reincorporation Merger”). Pursuant to the Reincorporation Merger Agreement, at the Effective Time (as hereinafter defined) the Company succeeded to the assets, continued the business and assumed the rights and obligations of the Registrant existing immediately prior to the Effective Time. The Reincorporation Merger became effective on September 30, 2021 (the “Effective Time”).

At the Effective Time, pursuant to the Reincorporation Merger Agreement, each outstanding share of common stock of the Predecessor Registrant (“Predecessor Common Stock”), automatically converted into one share of common stock of the Company (“Company Common Stock”).

Pursuant to the Reincorporation Merger Agreement, at the Effective Time, the directors and officers of the Predecessor Registrant immediately prior to the Reincorporation Merger become the directors and officers of the Company and continue their respective directorship or services with the Company on the same terms as their respective directorship or service with the Predecessor Registrant immediately prior to the Effective Time. In addition, the standing committees of the board of directors of the Predecessor Registrant (the Compensation Committee, Audit Committee, Nominating Committee and Strategic Planning Committee) and the members thereof remain unchanged following the Effective Time.

As a result of the Reincorporation Merger, the internal affairs of the Company ceased to be subject to the Texas Business Organizations Code (“TBOC”) or governed by the Predecessor Registrant’s Amended and Restated Articles of Incorporation (the “Texas Certificate”) and its bylaws (the “Texas Bylaws”). As of the Effective Time, the Company is subject to the Delaware General Corporation Law (“DGCL”) and is governed by the Company’s Certificate of Incorporation (the “Delaware Certificate”) and Bylaws (the “Delaware Bylaws”).

While the Company sought to maintain the material rights of stockholders by adopting the Delaware Certificate and the Delaware Bylaws with provisions similar to the provisions of the Texas Certificate and Texas Bylaws, there are also key differences that may impact the rights of stockholders. A description of these differences, as well as certain differences between the TBOC and the DGCL, are included in the definitive proxy statement filed by the Predecessor Registrant with the Securities and Exchange Commission on July 15, 2021 (as supplemented, from time to time, the “2021 Proxy”), under “Proposal 4”, which is incorporated herein by reference.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Company Common Stock, as successor issuer, are deemed registered under Section 12(g) of the Exchange Act.

Item 2.03 - Creation of A Direct Financial Obligation or an Obligation Under on Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.03.

As a result of the Reincorporation Merger, as of the Effective Time, the Company will assume and succeed to by operation of law all of the prior liabilities and obligations of the Predecessor Registrant, and such liabilities and obligations may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such liabilities and obligations. For more information concerning these liabilities and obligations, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended September 30, 2020, Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and Current Reports on Form 8-K filed prior to the date hereof, which are incorporated herein by reference.

Item 3.03 - Material Modification to Rights of Security Holders.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

Item 5.03 - Amendment to Articles of Incorporation or Bylaws; Change In Fiscal Year.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.03.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2020 (especially in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Incorporation of Cipherloc Corporation (a Delaware Corporation)
3.2	Bylaws of Cipherloc Corporation (a Delaware Corporation).
4.1	Description of Common Stock.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2021

CIPHERLOC CORPORATION

By:	/s/ Ryan Polk
Ryan Polk
Chief Financial Officer

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